Exhibit 99.35

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
May 31, 1999



Expected B Maturity 4/15/2008


Blended Coupon 5.2680%


Excess Protection Level
3 Month Average   6.37%
May, 1999   7.48%
April, 1999   5.01%
March, 1999   6.64%


Cash Yield19.47%


Investor Charge Offs 4.88%


Base Rate 7.11%


Over 30 Day Delinquency 4.89%


Seller's Interest 6.97%


Total Payment Rate14.69%


Total Principal Balance$41,914,776,221.36


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$2,922,256,702.87